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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 13, 2003


                     HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
               (Exact Name of Registrant as Specified in Charter)


                MARYLAND                                           001-13417                                 13-3950486
(State or Other Jurisdiction of Incorporation)               (Commission File Number)              (IRS Employer Identification No.)



                  379 THORNALL STREET, EDISON, NEW JERSEY 08837
               (Address of Principal Executive Offices) (ZIP Code)


        Registrant's telephone number, including area code (732) 548-0101



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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         The following information is furnished pursuant to Item 12, "Results of Operations and Financial Condition":

         On November 13, 2003 Hanover Capital Mortgage Holdings, Inc. issued a press release reporting third quarter 2003 financial results and other information. The press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits

         Exhibit      Description
         -------      ------------

         99.1         Press Release issued November 13, 2003



                         [Signature on following page.]



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Hanover Capital Mortgage Holdings, Inc.



                                        /s/ J. Holly Loux
                                        --------------------------------------
                                        Name:       J. Holly Loux
                                        Title:      Chief Financial Officer
                                                    and Treasurer


Date:  November 14, 2003












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                                  EXHIBIT INDEX


Exhibit               Description
-------               -----------

99.1                  Press Release issued November 13, 2003



























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